FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2020
Financial Instruments And Fair Value Measurements [Abstract]
FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS [Text Block]
10.          FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS

The Company is exposed to various financial instrument risks and assesses the impact and likelihood of this exposure.  These risks include liquidity, foreign currency, and credit and interest rate risks. Where material, these risks are reviewed and monitored by the Board of Directors.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has in place a planning and budgeting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. The Company's cash and cash equivalents are invested in business accounts with quality financial institutions and are available on demand for the Company's programs.

The company enters into contracts that give rise to commitments in the normal course of business. The following table summarizes the remaining contractual maturities of the Company's financial liabilities, operating and capital commitments, shown in contractual undiscounted cash flows, at December 31, 2020:

	Less than 1 year	1 - 3 years	4 - 5 years	After
				5 years	Total
Accounts payable and accrued liabilities	$13,412	$—	$—	$—	$13,412
EPC	46,959	6,345	—	—	53,304
Other capital expenditure commitments	2,802	—	—	—	2,802
Lease liabilities	146	201	—	—	347
Debt interest and repayment(1)	2,535	5,070	32,535	—	40,140
Total contractual obligations	$65,854	$11,616	$32,535	$—	$110,005

(1) Debt interest payments calculated based on interest rate in effect on December 31, 2020. Interest rate may vary (note 5).

The Company believes its cash and cash equivalents at December 31, 2020 of $135,136, together with the funds raised in February 2021 of $138,069 (note 12), is sufficient to support its commitments through 2021.

Foreign currency risk

The Company operates in Canada and Mexico and is therefore exposed to foreign exchange risk arising from transactions denominated in foreign currencies. The operating results and the financial position of the Company are reported in US$. The functional currency of the parent entity is C$ and is therefore exposed to foreign currency risk from financial instruments denominated in currencies other than C$. The functional currency of the Company's subsidiaries, effective December 29, 2020, is US$ (note 2) and is therefore exposed to foreign currency risk from financial instruments denominated in currencies other than US$.

The Company is exposed to foreign currency risk through the following financial assets and liabilities, expressed in US$:

	US Dollar	Mexican Peso	Total
2020
Cash and cash equivalents	$90,690	$73	$90,763
Amounts receivable	81	1	82
Value-added taxes receivable	—	12,198	12,198
Total financial assets	90,771	12,272	103,043
Less: accounts payable and accrued liabilities	(70)	(1,530)	(1,600)
Net financial assets	$90,701	$10,742	$101,443

2019 - Restated (note 2)
Cash and cash equivalents	$11,187	$333	$11,520
Amounts receivable	—	6	6
Value added taxes receivable	—	6,103	6,103
Total financial assets	11,187	6,442	17,629
Less: accounts payable and accrued liabilities	(2,067)	(374)	(2,441)
Net financial assets	$9,120	$6,068	$15,188

The Company is primarily exposed to fluctuations in the value of C$ against US$ and US$ against Mexican pesos ("MX$") . With all other variables held constant, a 10% change in C$ against US$ and US$ against MX$ would result in the following impact on the Company's net loss for the year:

2020
C$/US$ exchange rate - increase 10%	$(8,246)
C$/US$ exchange rate - decrease 10%	$9,070
US$/MX$ exchange rate - increase 10%	$(977)
US$/MX$ exchange rate - decrease 10%	$1,074

Due to the change in the functional currency of the Company’s subsidiaries from C$ to US$, during 2020, the foreign currency risk of the subsidiaries has changed compared to 2019, as they are primarily exposed to changes in the value of MX$. Prior to the change in functional currency, the subsidiaries were exposed to foreign currency risk from changes in MX$ and US$ against C$.

Credit risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations. The Company’s credit risk is primarily attributable to its liquid financial assets including cash and cash equivalents and amounts receivable. The Company limits exposure to credit risk on liquid financial assets through maintaining its cash and cash equivalents with high-credit quality financial institutions. At December 31, 2020, the amounts receivable balance of $342 (2019 – $476) consisted primarily of $123 (2019 – $263) due from related parties (note 6) and interest receivable of $218 (2019 – $167) on short-term interest bearing instruments. The Company has not recognized any expected credit losses with respect to interest receivable as the amounts are due from high-credit quality financial institutions. As the risk of default is considered low, any losses would be insignificant. The carrying amount of financial assets, as stated in the consolidated statement of financial position, represents the Company’s maximum credit exposure.

Interest rate risk

Interest rate risk is the risk that the fair values or future cash flows of our financial instruments will fluctuate because of changes in market interest rates. The Company's exposure to interest rate risk arises primarily from the interest rate impact on its cash and cash equivalents and debt. The Company's cash and cash equivalents are held or invested in highly liquid accounts with both floating and fixed rates of interest, in order to achieve a satisfactory return for shareholders.

At December 31, 2020, the weighted average interest rate earned on the Company's cash and cash equivalents was 0.54%. With all other variables unchanged, a one percentage point change in interest rates would result in approximately a $1,079 decrease ($546 increase) in the Company's net and comprehensive loss for the year.

The Company's debt has an interest rate of 6.95% per annum plus the greater of either 3-month LIBOR or 1.5%. At December 31, 2020, 3-month LIBOR was 0.24% and as a result, a one percentage point change in interest rates would have no impact on the Company's net and comprehensive loss for the year, as the debt's interest rate would be unchanged. Due to upcoming LIBOR reforms, the interest rate of the Company's debt may change upon the transition to the successor interest rate benchmark to 3-month LIBOR.

Financial instruments carrying value and fair value

The Company's financial instruments consist of cash and cash equivalents, amounts receivable, accounts payable and accrued liabilities, and debt and they are measured and recognized according to fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

The carrying value of amounts receivable and accounts payable and accrued liabilities (except as noted) approximate their fair values due to the short-term nature of these instruments. In relation to the Company's DSU plan (note 7), the Company recorded the fair value of DSUs in accounts payable and accrued liabilities. The Company's accounts payable and accrued liabilities (related to DSUs) are measured using level 1 inputs. The carrying values of lease liabilities and debt approximates their fair values.

The following table summarizes the carrying value and fair value, by level, of the Company's financial instruments. It does not include fair value information for financial instruments not measured at fair value if the carrying amount reasonably approximates the fair value.

	Carrying value		Fair value
	Fair value through
	profit and loss	Amortized cost	Level 1	Level 2	Level 3
December 31, 2020
Financial assets
Amounts receivable	$—	$342	$—	$—	$—

Financial liabilities
Accounts payable and accrued liabilities	(373)	(13,039)	(373)	—	—
Lease liabilities	—	(310)	—	—	—
Debt	—	(28,967)	—	—	—
Net financial instruments	$(373)	$(41,974)	$(373)	$—	$—

December 31, 2019 - Restated (note 2)
Financial assets
Amounts receivable	$—	$476	$—	$—	$—

Financial liabilities
Accounts payable and accrued liabilities	(186)	(3,634)	(186)	—	—
Lease liabilities	—	(410)	—	—	—
Net financial instruments	$(186)	$(3,568)	$(186)	$—	$—